INCOME TAX - Deferred Tax Assets and Liabilities (Details) RUB in Millions, $ in Millions	Dec. 31, 2016 USD ($)	Dec. 31, 2016 RUB	Dec. 31, 2015 USD ($)	Dec. 31, 2015 RUB	Dec. 31, 2014 RUB	Dec. 31, 2013 RUB
Deferred tax asset
Accrued expenses	$ 19.5	RUB 1,182		RUB 834
Net operating loss carryforward	14.9	904		967
Intangible assets	6.1	372		465
Other	1.4	81		23
Valuation allowance	(10.9)	(659)	$ (13.8)	(837)	RUB (414)	RUB (147)
Total deferred tax asset	31.0	1,880		1,452
Deferred tax liability
Convertible debt discount	(5.8)	(350)		(783)
Property and equipment	(7.2)	(434)		(441)
Intangible assets	(5.7)	(348)		(483)
Unremitted earnings	(17.6)	(1,066)		(894)
Other	(0.9)	(60)		(177)
Total deferred tax liability	(37.2)	(2,258)		(2,778)
Net deferred tax liability	(6.2)	(378)		(1,326)
Net deferred tax assets, non-current	10.9	662		226
Net deferred tax liabilities, non-current	$ (17.1)	RUB (1,040)		RUB (1,552)